Exhibit 99.18

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

J.P. Morgan Acceptance Corporation II
383 Madison Avenue
New York, New York 10179

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by J.P. Morgan Acceptance Corporation II (the “Company”) and J.P. Morgan Securities LLC (together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of mortgage loans in connection with the proposed offering of J.P. Morgan Mortgage Trust 2019-HYB1, Mortgage Pass-Through Certificates, Series 2019-HYB1.

The information set forth on the Statistical Loan File (as defined below) is the responsibility of the Company. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On July 9, 2019, representatives of the Company provided us a mortgage loan listing with respect to 806 mortgage loans (the “Mortgage Loan Listing”).  At your instruction, we (i) selected all mortgage loans from the Mortgage Loan Listing identified as “Nationwide” (the “Nationwide Mortgage Loans”) and (ii) randomly selected 150 mortgage loan from the Mortgage Loan Listing not identified as “Nationwide” (the “Randomly Selected Loans”).

Additionally, on July 15, 2019, representatives of the Company provided us with a computer generated mortgage loan data file and related record layout containing data with respect to 715 mortgage loans including 61 of the 62 Nationwide Mortgage Loans and 149 of the 150 Randomly Selected Loans indicated on the Mortgage Loan Listing (the “Statistical Loan File”).  The remaining 61 Nationwide Mortgage Loans and 149 Randomly Selected Loans are collectively and hereinafter referred to as the “Sample Loans.”

At your instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the mortgage loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics
1. Loan number (for control purposes only)
2. Origination date
3. Loan type (fixed or adjustable)
4. Balloon indicator (yes/no)
5. Negative amortization indicator (yes/no)
6. Original principal balance
7. Interest rate
8. First payment date
9. Original term to maturity
10. Property city
11. Property state
12. Property zip code
13. Prepayment penalty term (if applicable)
14. Interest only term (if applicable)
15. Occupancy status
16. Self-employment flag
17. Property type
18. Appraisal report date
19. Appraised value
20. Loan purpose
21. Sales price (if applicable)
22. Borrower Score 1
23. Borrower Score 2 (if applicable)

24. Borrower Score 3 (if applicable)
25. Co-Borrower Score 1 (if applicable)
26. Co-Borrower Score 2 (if applicable)
27. Co-Borrower Score 3 (if applicable)
28. Current qualifying credit score
29. Lien position
30. Junior lien balance (if applicable)
31. Primary mortgage insurance company (if applicable)
32. Primary mortgage insurance level (if applicable)
33. Original loan-to-value ratio
34. Combined loan-to-value ratio
35. Pledged collateral amount (if applicable)
36. Modification indicator (yes or no)
37. Modification date*
38. Index description
39. Gross margin
40. Maximum interest rate
41. Minimum interest rate
42. Initial periodic rate cap (change up)
43. Initial periodic rate cap (change down)
44. Subsequent periodic rate cap
45. Lookback days
46. Initial fixed period

* For Sample Loans that are modified loans and not a Recast Loan (as defined below)

We compared Characteristic 2. to the corresponding information set forth on or derived from the respective Adjustable Rate Note (the “Note”); Characteristics 3. through 12. and Characteristics 38. through 46. to the Note, “Automatic Loan Payment Agreement” (if applicable) or the “Modification Agreement” (if applicable); Characteristic 13. to the Note or Prepayment Penalty Rider (collectively, the “Prepayment Penalty Rider”); Characteristic 14. to the Note or Interest Only Addendum (collectively, the “Interest Only Addendum”); Characteristics 15. and 16. to the Residential Loan Application or Uniform Underwriting and Transmittal Summary (collectively, the “Application”); Characteristics 17. through 19. to the Uniform Residential Appraisal Report (the “Appraisal Report”); Characteristic 20. (for those Sample Loans for which the “loan purpose” field appearing on the Statistical Loan File, indicated a “first-time home purchase,” “other-than-first-time home purchase” or “construction to permanent”) to the Application and Settlement Statement or Closing Disclosure (collectively, the “Settlement Statement”); Characteristic 21. (for those Sample Loans for which the “loan purpose” field appearing on the Statistical Loan File, indicated a “first-time home purchase” or “other-than-first-time home purchase” to the Settlement Statement; Characteristics 22. through 27. to the “Credit Report”; Characteristic 28. to a query provided to us by the Company on July 23, 2019 (the “Current Qualifying Credit Score Query”); Characteristics 29. and 30. to the Junior Lien Note, Settlement Statement, Uniform Underwriting and Transmittal Summary, Subordination Agreement, Title Report or Loan Approval Summary (collectively, the “Lien Summary”); Characteristics 31. and 32. to the Uniform Underwriting and Transmittal Summary or Primary Mortgage Insurance Certificate (collectively, the “PMI Certificate”); Characteristic 35. to the “Pledged Collateral Agreement”; and Characteristics 36. and 37. to the corresponding information set forth on or derived from the Modification Agreement.

Further, with respect to Characteristic 20., for those Sample Loans for which the “loan purpose” field appearing on the Statistical Loan File, indicated a “Cash Out: Other/Multipurpose/Unknown purpose,” “Cash Out: Home Improvement/Renovation,” “Cash Out: Debt Consolidation—Proceeds used to pay off existing loans other than loans secured by real estate,” “Rate/Term Refinance - Borrower Initiated” or “Limited Cash-Out,” we (i) observed that there is no “sales price” indicated on the Settlement Statement and (ii) recalculated the “Amount to the Borrower”

as the difference between (a) the original principal balance (as set forth on the Note) and (b) the sum of (1) the unpaid principal balance of the refinanced first mortgage loan, (2) the unpaid principal balance of any “secondary financing” relating to the subject property and (3) settlement charges relating to the subject mortgage loan (each as set forth on the Settlement Statement). At the Company’s instruction, for Sample Loans not originated by United Shore Financial Services (“United Shore”) or Stonegate Mortgage Corporation (“Stonegate”) (as set forth on the Statistical Loan File), we assumed that the loan purpose is (a) a “cash-out refinance” if the Amount to the Borrower was greater than or equal to the greater of (i) $2,000 or (ii) 2% of the original principal balance (as set forth on the Note) and (b) a “rate and term refinance” to the extent that it was not.  For Sample Loans originated by United Shore or Stonegate (as set forth on the Statistical Loan File), we assumed that the loan purpose is (a) a “cash-out refinance” if the Amount to the Borrower was greater than or equal to the lesser of (i) $5,000 or (ii) 1% of the original principal balance (as set forth on the Note) and (b) a “rate and term refinance” to the extent that it was not.

With respect to Characteristic 33., we recomputed the original loan-to-value ratio by dividing (a) the original principal balance (as set forth on the Note) by either (b) in the case of a “first-time home purchase” or “other-than-first-time home purchase” (as determined from the Application and Settlement Statement), the lesser of (i) the appraised value (as set forth on or derived from the Appraisal Report) and (ii) sales price (as set forth on the Settlement Statement) or (c) in the case of a “rate and term refinance,” “cash-out refinance” or “construction to permanent” (as determined above or from the Application and Settlement Statement), the appraised value (as set forth on or derived from the Appraisal Report).

With respect to Characteristic 34., we recomputed the combined loan-to-value ratio by dividing (a) the sum of (i) the original principal balance (as set forth on the Note) and (ii) the senior or junior lien balance, if any, (as set forth on the Lien Summary) by either (b) in the case of a “first-time home purchase” or “other-than-first-time home purchase” (as determined from the Application and Settlement Statement ), the lesser of (x) the appraised value (as set forth on or derived from the Appraisal Report) and (y) the sales price (as set forth on the Settlement Statement) or (c) in the case of a “rate and term refinance,” “cash-out refinance” or “construction to permanent” (as determined above or from the Application and Settlement Statement), the appraised value (as set forth on or derived from the Appraisal Report).

At your instruction, for purposes of such comparisons:

•	with respect to Characteristic 2., differences of thirty days or less are deemed to be “in agreement;”

•
with respect to Characteristic 17., a property type indicated on the Statistical Loan File, as “Condo, High Rise (5+ stories)” or “Condo, Low Rise (4 or fewer stories)” and “Condominium” (as indicated on the Appraisal Report) are deemed to be “in agreement;”

•
with respect to Characteristic 17., a “planned unit development” property with HOA fees of less than $100 a month (as set forth on the Appraisal Report) is deemed to be “in agreement” to a “single family detached (non-PUD)” property (as set forth on Statistical Loan File);

•
with respect to Characteristics 17., 18. and 19. and for the recalculations of Characteristics 33. and 34., for those Sample Loans for which the Company provided us with two or more Appraisal Reports, we were instructed by the Company to use the Appraisal Report with the most recent appraisal date, except for those Sample Loans where each such Appraisal Report indicated an appraisal date less than 30 days from the origination date (as set forth on the Note), we were instructed by the Company to use the Appraisal Report with the lowest appraised value;

•
with respect to Characteristic 19. and for recalculations of Characteristics 33. and 34., for those Sample Loans not originated by Broker Solutions, Inc. (“Broker Solutions”), United Shore or Stonegate (as set forth on the Statistical Loan File), for which the Company provided us with an Appraisal Report with a prior purchase date (as set forth on the Appraisal Report) within six months of the origination date (as set forth on the Note), we were instructed to use the lesser of (a) the appraised value (as set forth on the Appraisal Report) or (b) the prior sales price (as set forth on the Appraisal Report);

•
with respect to Characteristic 20., for those Sample Loans where we observed a “sales price” indicated on the Settlement Statement, we compared a loan purpose of (i) “first-time home purchase,” to the corresponding information set forth on the Statistical Loan File, if the respective Application indicates the borrower and co-borrower (if applicable) will (a) reside in the property and (b) has no ownership interest in a principal residence during the three-year period preceding the date of Application  and (ii) “other-than-first-time home purchase,” to the corresponding information set forth on the Statistical Loan File, if the respective Application indicates the borrower and co-borrower (if applicable) will (a) not reside in the property and/or (b) has ownership interest in a principal residence during the three-year period preceding the date of Application;

•
with respect to Characteristic 20., a loan purpose indicated on the Statistical Loan File, as (i)  “Cash Out: Other/Multipurpose/Unknown purpose,” “Cash Out: Home Improvement/Renovation” or “Cash Out: Debt Consolidation—Proceeds used to pay off existing loans other than loans secured by real estate” and “cash-out refinance” (as determined herein) are deemed to be “in agreement” and (ii) “Rate/Term Refinance - Borrower Initiated” or “Limited Cash-Out” and “rate and term refinance” (as determined herein) are deemed to be “in agreement;”

•	with respect to our comparison of Characteristic 30., differences of $100 or less are deemed to be “in agreement;”

•
with respect to Characteristic 33., differences of 1.0% or less are deemed to be “in agreement,” except to the extent that the Statistical Loan File, identified an original loan-to-value ratio less than or equal to 80% and our recomputed original loan-to-value ratio was greater than 80%.  Further, for Sample Loans originated by Broker Solutions, United Shore, Stonegate or First Republic Bank (as set forth on the Statistical Loan File) for which the Company provided us with an Appraisal Report with a prior purchase date (as set forth on the Appraisal Report) within 12 months of the origination date (as set forth on the Note), we were instructed to use the lesser of (a) the appraised value (as set forth on the Appraisal Report) or (b) the prior sales price (as set forth on the Appraisal Report) for purposes of our recalculation of the original loan-to-value ratio; and

•
with respect to Characteristic 34., differences of 1.0% or less are deemed to be “in agreement,” except to the extent that the Statistical Loan File, identified a combined loan-to-value ratio less than or equal to 100% and our recomputed combined loan-to-value ratio was greater than 100%.  Further, for Sample Loans originated by Broker Solutions, United Shore, Stonegate or First Republic Bank (as set forth on the Statistical Loan File) for which the Company provided us with an Appraisal Report with a prior purchase date (as set forth on the Appraisal Report) within 12 months of the origination date (as set forth on the Note), we were instructed to use the lesser of (a) the appraised value (as set forth on the Appraisal Report) or (b) the prior sales price (as set forth on the Appraisal Report) for purposes of our recalculation of the combined loan-to-value ratio.

•
with respect to Characteristic 36., for those Sample Loans where we observed the existence of a Modification Agreement, we compared a modification indicator of (i) “no,” to the corresponding information set forth on the Statistical Loan File, if the respective Modification Agreement indicates (a) a modification that reduces the monthly P&I payment of such Sample Loan and (b) the interest rate and “maturity date” set forth on the Modification Agreement is in agreement with the Note  (a “Recast Loan”) and (ii) “yes,” to the corresponding information set forth on the Statistical Loan File, if such Sample Loan is not a Recast Loan.

The loan documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform and we did not perform any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents.  In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments and reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File, were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix A.  Supplemental information is contained on Appendix B and Appendix C.

******
We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the mortgage loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the mortgage loans or (iii) reasonableness of any of the aforementioned information, assumptions or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events or circumstances occurring after the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

July 30, 2019

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 30, 2019.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description
1	Two differences for interest rate.
2	One difference for prepayment penalty term.
3	One difference for property type.
4	Five differences for loan purpose.
5	Five differences for appraisal report date.
6	Two differences for appraised value.
7	One difference for Borrower Score 1.
8	One difference for Borrower Score 2.
9	Three differences for Borrower Score 3.
10	Two differences for Co-Borrower Score 1.
11	Two differences for Co-Borrower Score 2.
12	Two differences for Co-Borrower Score 3.
13	Nine differences for primary mortgage insurance company.
14	Seven differences for primary mortgage insurance level.
15	One difference for original loan-to-value ratio.
16	One difference for combined loan-to-value ratio.
17	Two differences for initial periodic rate cap (change down)
18	Four differences for initial fixed period.
19	Unable to verify the primary mortgage insurance company for two Sample Loans.
20	Unable to verify the primary mortgage insurance level for one Sample Loan.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 30, 2019 (Redacted).

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan Number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on or derived from the Loan Documents

1	300854228	Interest rate	4.625%	2.750%
1	300854255	Interest rate	4.000%	3.125%
2	300794748	Prepayment penalty term	0 months	48 months
3	301102746	Property type	single family detached (non-PUD)	PUD
4	300756729	Loan purpose	other-than-first-time home purchase	first-time home purchase
4	300852935	Loan purpose	Cash Out: Other/Multi-purpose/unknown purpose	Rate/Term Refinance – Borrower Initiated
4	300852951	Loan purpose	Rate/Term Refinance – Borrower Initiated	Cash Out: Other/Multi-purpose/unknown purpose
4	301120765	Loan purpose	Cash Out: Other/Multi-purpose/unknown purpose	Rate/Term Refinance – Borrower Initiated
4	301120822	Loan purpose	other-than-first-time home purchase	first-time home purchase
5	300794775	Appraisal report date	[REDACTED]	[REDACTED]
5	300794783	Appraisal report date	[REDACTED]	[REDACTED]
5	300794802	Appraisal report date	[REDACTED]	[REDACTED]
5	300851420	Appraisal report date	[REDACTED]	[REDACTED]
5	300853661	Appraisal report date	[REDACTED]	[REDACTED]
6	300853857	Appraised value	[REDACTED]	[REDACTED]
6	301136584	Appraised value	[REDACTED]	[REDACTED]
7	300337892	Borrower Score 1	758	734
8	300337892	Borrower Score 2	776	744
9	300211013	Borrower Score 3	760	790
9	300337892	Borrower Score 3	743	734
9	300853678	Borrower Score 3	791	761
10	300337892	Co-Borrower Score 1	762	738
10	300851211	Co-Borrower Score 1	763	761
11	300337892	Co-Borrower Score 2	759	731
11	300770248	Co-Borrower Score 2	778	768
12	300337892	Co-Borrower Score 3	764	749
12	300757031	Co-Borrower Score 3	765	764
13	300850608	Primary mortgage insurance company	Not provided	[REDACTED]
13	300850766	Primary mortgage insurance company	Not provided	[REDACTED]
13	300850941	Primary mortgage insurance company	Not provided	[REDACTED]
13	300851073	Primary mortgage insurance company	Not provided	[REDACTED]
13	300851917	Primary mortgage insurance company	Not provided	[REDACTED]
13	300853124	Primary mortgage insurance company	[REDACTED]	[REDACTED]
13	300853874	Primary mortgage insurance company	Not provided	[REDACTED]
13	300854135	Primary mortgage insurance company	Not provided	[REDACTED]
13	300854142	Primary mortgage insurance company	Not provided	[REDACTED]
14	300850608	Primary mortgage insurance level	0.00%	12.00%
14	300850766	Primary mortgage insurance level	0.00%	25.00%
14	300852451	Primary mortgage insurance level	0.00%	12.00%
14	300853193	Primary mortgage insurance level	0.00%	25.00%
14	300854135	Primary mortgage insurance level	0.00%	30.00%
14	300854142	Primary mortgage insurance level	0.00%	30.00%
14	300854152	Primary mortgage insurance level	0.00%	25.00%
15	300853857	Original loan-to-value ratio	89.86%	95.00%
16	300853857	Combined loan-to-value ratio	89.86%	95.00%
17	300854228	Initial periodic rate cap (change down)	2.375%	0.50%
17	300854255	Initial periodic rate cap (change down)	1.75%	0.875%
18	300854169	Initial fixed period	12 months	60 months
18	300854228	Initial fixed period	12 months	60 months
18	300854229	Initial fixed period	12 months	60 months
18	300854255	Initial fixed period	12 months	60 months

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 30, 2019.

Supplemental Information Related to the Findings Set Forth on Appendix A

In applying our agreed-upon procedures as outlined above, we were unable to verify the following Characteristics from the PMI Certificate provided:

Exception Description Number	Sample Loan number	Characteristic not verified
19	300854152	Primary mortgage insurance company
19	300854228	Primary mortgage insurance company
20	300854228	Primary mortgage insurance level